                                                                     Exhibit (q)

                                POWER OF ATTORNEY

     The undersigned, David O. Beim, Ronald W. Forbes, Dr. Matina Horner, Rodney
D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Jr., Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Richard S. Davis and Henry Gabbay, Trustees of each of the registered investment companies listed in Appendix A hereto (except as noted therein), hereby authorize Howard Surloff, Denis R. Molleur, Anne F. Ackerley, Edward Baer, Jeffrey Holland, Brian Schmidt, Brendan Kyne and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, the Registration Statement on Form N-1A filed for such registered investment company, or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power of attorney specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

     Anything to the contrary herein notwithstanding, this Power of Attorney DOES NOT grant the attorneys-in-fact/agents authority to spend the undersigned's money or sell or dispose of the undersigned's property.

     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

     Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

                  (Remainder of page intentionally left blank)

SIGNATURE AND ACKNOWLEDGMENT:

     IN WITNESS WHEREOF, I have hereunto signed my name on this 3rd day of December, 2009.

               Signature                 Title
               ---------                 -----


/s/ David O. Beim                       Trustee
-------------------------------------
David O. Beim


/s/ Ronald W. Forbes                    Trustee
-------------------------------------
Ronald W. Forbes


/s/ Dr. Matina Horner                   Trustee
-------------------------------------
Dr. Matina Horner


/s/ Rodney D. Johnson                   Trustee
-------------------------------------
Rodney D. Johnson


/s/ Herbert I. London                   Trustee
-------------------------------------
Herbert I. London


/s/ Cynthia A. Montgomery               Trustee
-------------------------------------
Cynthia A. Montgomery


/s/ Joseph P. Platt, Jr.                Trustee
-------------------------------------
Joseph P. Platt, Jr.


/s/ Robert C. Robb, Jr.                 Trustee
-------------------------------------
Robert C. Robb, Jr.


/s/ Toby Rosenblatt                     Trustee
-------------------------------------
Toby Rosenblatt


/s/ Kenneth L. Urish                    Trustee
-------------------------------------
Kenneth L. Urish


/s/ Frederick W. Winter                 Trustee
-------------------------------------
Frederick W. Winter


/s/ Richard S. Davis                    Trustee
-------------------------------------
Richard S. Davis


/s/ Henry Gabbay                        Trustee
-------------------------------------
Henry Gabbay

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December, 2009, before me, the undersigned notary public, personally appeared David O. Beim, Ronald W. Forbes, Dr. Matina Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Jr., Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Richard S. Davis and Henry Gabbay, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individuals, or the persons upon behalf of which the individuals acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

IMPORTANT INFORMATION FOR THE AGENT:

     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and each principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

     You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of

Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

     Liability of agent: The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, each of the undersigned agents has executed this instrument on the date indicated opposite his or her name.

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Howard Surloff                                              December 3, 2009
----------------------------------------
Howard Surloff

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Howard Surloff, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Denis R. Molleur                                            December 3, 2009
----------------------------------------
Denis R. Molleur

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Denis R. Molleur, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Anne F. Ackerley                                            December 3, 2009
----------------------------------------
Anne F. Ackerley

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Anne F. Ackerley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Edward Baer                                                 December 3, 2009
----------------------------------------
Edward Baer

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Edward Baer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Jeffrey Holland                                             December 3, 2009
----------------------------------------
Jeffrey Holland

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Jeffrey Holland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Brian Schmidt                                               December 3, 2009
----------------------------------------
Brian Schmidt

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Brian Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Brendan Kyne                                                December 3, 2009
----------------------------------------
Brendan Kyne

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Brendan Kyne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

     I have read the foregoing Power of Attorney, I am the person identified therein as agent for the principal named therein.


/s/ Janey Ahn                                                   December 3, 2009
----------------------------------------
Janey Ahn

ACKNOWLEDGEMENT:

STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 3rd day of December 2009, before me, the undersigned notary public, personally appeared Janey Ahn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Tina Stewart
-------------------------------------
Notary Public

My Commission Expires: May 8, 2010

                                   APPENDIX A

BlackRock Funds III
     LifePath(R) Retirement Portfolio
     LifePath 2020(R) Portfolio
     LifePath 2030(R) Portfolio
     LifePath 2040(R) Portfolio
     LifePath(R) 2050 Portfolio
     BlackRock Cash Funds: Institutional
     BlackRock Cash Funds: Prime
     BlackRock Cash Funds: Government
     BlackRock Cash Funds: Treasury
     BlackRock Bond Index Fund
     BlackRock S&P 500 Stock Fund
     BlackRock CoreAlpha Bond Fund

Master Investment Portfolio
     Prime Money Market Master Portfolio
     Money Market Master Portfolio
     Government Money Market Master Portfolio
     Treasury Money Market Master Portfolio
     LifePath(R) Retirement Master Portfolio
     LifePath 2020 Master Portfolio(R)
     LifePath 2030 Master Portfolio(R)
     LifePath 2040 Master Portfolio(R)
     LifePath(R) 2050 Master Portfolio
     Active Stock Master Portfolio
     CoreAlpha Bond Master Portfolio
     S&P 500 Stock Master Portfolio
     Bond Index Master Portfolio

              ADDENDUM TO POWER OF ATTORNEY DATED DECEMBER 3, 2009

     Reference is made to the Power of Attorney dated December 3, 2009, executed by each of the undersigned, regarding their authorization to Howard Surloff, Denis R. Molleur, Anne F. Ackerley, Edward Baer, Jeffrey Holland, Brian Schmidt, Brendan Kyne and Janey Ahn, or any of them, to sign as attorney-in-fact on behalf of the undersigned, in the capacities indicated, Registration Statements on Form N-1A or any amendment thereto (including any pre-effective and post-effective amendments) of certain registered investment companies listed in Appendix A to the Power of Attorney or any current or future series thereof.

     The Power of Attorney is hereby amended to grant to the individuals named above, the authority to execute on behalf of each of the undersigned, in his or her capacity as a Trustee of Master Investment Portfolio ("MIP"), Registration Statements on Form N-1A or any amendment thereto (including any pre-effective and post-effective amendments) of the registered investment companies that currently or may in the future invest some or all of their assets in a portfolio of MIP.

     IN WITNESS WHEREOF, I have hereunto signed my name on this 22nd day of February, 2010.

              Signature                  Title
              ---------                  -----


/s/ David O. Beim                       Trustee
-------------------------------------
David O. Beim


/s/ Ronald W. Forbes                    Trustee
-------------------------------------
Ronald W. Forbes


/s/ Dr. Matina Horner                   Trustee
-------------------------------------
Dr. Matina Horner


/s/ Rodney D. Johnson                   Trustee
-------------------------------------
Rodney D. Johnson


/s/ Herbert I. London                   Trustee
-------------------------------------
Herbert I. London


/s/ Robert C. Robb, Jr.                 Trustee
-------------------------------------
Robert C. Robb, Jr.


/s/ Toby Rosenblatt                     Trustee
-------------------------------------
Toby Rosenblatt


/s/ Kenneth L. Urish                    Trustee
-------------------------------------
Kenneth L. Urish


/s/ Frederick W. Winter                 Trustee
-------------------------------------
Frederick W. Winter


/s/ Richard S. Davis                    Trustee
-------------------------------------
Richard S. Davis

/s/ Cynthia A. Montgomery               Trustee
-------------------------------------
Cynthia A. Montgomery


/s/ Joseph P. Platt, Jr.                Trustee
-------------------------------------
Joseph P. Platt, Jr.


/s/ Henry Gabbay                        Trustee
-------------------------------------
Henry Gabbay